General DataComm Industries, Inc.
                             Statement of Operations
                                  Unaudited (1)
                      One Fiscal Month Ended July 31, 2002
                                  ($ in 000's)


             Sales                                               $2,106
             Cost of Sales                                        1,050
                                                                 ------
             Gross Margin                                         1,056

             Operating Expenses:
                           Selling, general & administrative        624
                           Research & development                   329
                                                                  -----
                                                                    953

             Operating income                                       103

             Interest expense (contractual interest/fees $632)       85
             Net gain on sale of real estate                      3,319
             Other, net                                              31
                                                                  -----
             Earnings before reorganization items,
              income taxes and discontinued operations            3,306

             Reorganization items:
                           Professional fees                        200
                                                                  -----
             Gain before income taxes
               and discontinued operations                        3,106

             Income tax provision                                    13
                                                                  -----
             Income (loss) before discontinued operations         3,093

             Income (loss) from discontinued operations             (59)
                                                                  -----
             Net income                                          $3,034
                                                                  =====
----------------------
(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                  Unaudited (1)
                                  JULY 31, 2002

         In thousands

         ASSETS:
         Current Assets:
         --------------
               Cash and cash equivalents                        $4,253
               Accounts receivable                               3,012
               Notes receivable                                    134
               Inventories                                       4,418
               Deferred income taxes                               307
               Other current assets                                952
                                                               -------
                                                                13,076

          Property, plant and equipment, net                       578
          Land and buildings held for sale                       6,271
          Other assets                                               4
          Net assets of discontinued operations                     67
                                                               -------
                                        Total Assets           $19,996
                                                               =======

         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:
         -------------------

         Liabilities not subject to compromise
         -------------------------------------

            Accounts payable, trade                                416
            Accrued payroll and payroll-related costs              405
            Accrued expenses and other current liab.             1,831
                                                                ------
                                                                 2,652

         Liabilities subject to compromise
         ---------------------------------
               Revolving credit loan                               $70
               Notes payable                                    28,852
               Mortgages payable on buildings held for sale      2,347
               7 3/4% Convertible debentures                     3,000
               Accounts payable, trade                          21,527
               Accrued payroll and
                  payroll-related cost                           2,574
               Accrued expenses and other
                  current liab.                                 15,975 (2)
                                                              --------
                                                                74,345

         Deferred income taxes                                     448
                                                              --------
                                       Total Liabilities        77,445

         Redeemable 5% Preferred Stock                           3,043

         Stockholders' equity:
         --------------------
               Preferred stock                                     788
               Common stock                                      3,328
               Paid-in-capital                                 191,313
               Accumulated deficit                            (254,482)(2)
                Less: Treasury stock                            (1,439)
                                                               --------
                                                               (60,492)
                                                               --------
          Total Liabilities and Stockholders' Equity           $19,996
                                                               ========
   ________________________

     (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

     (2) Excludes $1,359 interest/fees on secured debt that may not be payable.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                      For the One Month Ended July 31, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)
                      Increase in Cash and Cash Equivalents


   Cash flows from operating activities:
      Cash received from customers                              $2,652
      Non A/R cash                                               8,000
      Cash paid to suppliers and employees                      (2,047)
                                                                -------
   Net cash provided by operating activities
     before reorganization items                                 8,605

   Operating cash flows from reorganization items:
     Professional fees                                            (167)
                                                                -------
   Net cash used by reorganization items                          (167)

   Net cash provided by operating activities                     8,438

   Cash flows from financing activities:
      Principal payments on debt                                (7,333)
                                                                -------
   Net cash provided by financing activities                    (7,333)
                                                                -------
   Net increase in cash                                         $1,105
                                                                =======

   Cash at beginning of period                                   3,148
   Cash at end of period                                        $4,253

   Reconciliation of net income to net cash provided
      by operating activities
   Net income                                                   $3,304

   Depreciation                                                     81
   Loss on discontinued operations                                  59
   Net proceeds from building sale                               6,821
   Gain on sale of building                                     (3,319)
   Settlement of customer lease                                    900
   Professional fee accrual                                        200
   Decrease in accounts receivable                                 542
   Decrease in postpetition payables and
     other current liabilities                                     (27)
   Decrease in inventory                                           403
   Increase in other current assets                                 (1)
   Decrease in mortgage liability - U.K. facility                 (255)
                                                                -------
   Net cash provided by operating activities                    $8,438
                                                                =======


 (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.